UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                   -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of event reported) May 6,1998



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)


                     Indiana                           35-1938254
            ------------------------------      ---------------------
           (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)      Identification Number)



           202 East Spring St., PO Box 939, New Albany, Indiana 47150
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224


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Item 2. Acquisition or Disposition of Assets

         As discussed in the following press releases (see Exhibit 99.1), the shareholders of Community Bank Shares of Indiana, Inc. (the "Company") approved the merger with NCF Financial Corporation ("NCF") at the annual meeting of shareholders on April 28, 1998. The merger closing date was May 6, 1998, at which time the assets of NCF Financial Corporation were officially recorded on the books of the Company. As of April 30, 1998 NCF Financial Corporation had assets of $38.5 million, operating a single office in Bardstown, Kentucky under the name of NCF Bank and Trust Co. (the "Bank"). The bank will continue to operate at this location under the same name.

         Under the terms of the merger agreement, NCF Financial Corporation shareholders received 0.935 shares of the Company's common stock for each of the 792,609 shares of NCF common stock outstanding. This resulted in a tax-free exchange that was accounted for under pooling-of-interests accounting. Based upon the market price of the Company's stock on May 6, 1998, the transaction had a value of approximately $18.3 million.

         The Agreement and Plan of Reorganization, including a related Agreement of Merger, dated December 17, 1997 between Community Bank Shares of Indiana, Inc. and NCF Financial Corporation was previously filed as Appendix A to the Registrant's Joint Proxy Statement/Prospectus on Form S-4 originally dated February 20, 1998 and amended on March 25, 1998.

Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements
                  Unaudited financial statements for December 31, 1997 and for the six months ended December 31, 1997 and 1996 of NCF Financial Corporation, as well as audited financial statements as of June 30, 1997 and 1996 and for the years ended June 30, 1997, 1996, and 1995, were previously included with the relevant independent auditors' reports on Pages F-1 through F-23 of the Registrant's Joint Proxy Statement/Prospectus on Form S-4 originally dated February 20, 1998 and amended on March 25, 1998.

         (b)   Pro Forma Disclosures

                  (1) Unaudited pro forma combined financial information as of December 31, 1997 and for the year ended December 31, 1997 were previously included on pages 38-41 of the Registrant's Joint Proxy Statement/Prospectus filed on Form S-4 originally dated February 20, 1998 and amended on March 25, 1998.

                  (2) Unaudited pro forma combined financial information as of March 31, 1998 and for the three months ended March 31, 1998, including explanatory notes to that information, giving effect to the merger of NCF Financial Corporation into Community Bank Shares of Indiana, Inc., are filed herewith as Exhibit 99.2.

         (c)   Exhibits

                  (99.1)   Press Release Pertaining to the Event Reported
                  (99.2)   Unaudited Pro Forma Combined Financial Information

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                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    May 15, 1998                      BY:     /S/  Robert E. Yates
     -------------------------                          --------------------
                                                        Robert E. Yates
                                                        President and CEO


     Dated    May 15, 1998                      BY:     /S/ James M. Stutsman
     -------------------------                          ---------------------
                                                        James M. Stutsman
                                                        Chief Financial Officer


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